4th Quarter, 1995

Dear Shareholder,

Welcome to the Value and Growth Portfolio. We appreciate the confidence you have placed in us. Over the coming years, we will work diligently to justify that confidence.
   This report marks our first quarterly report since the Fund's inception November 6, 1995. The Net Asset Value of the Fund for the period ending December 29, 1995 was $9.925, after paying a distribution of $.01 December 27th.
   Including reinvestment of the distribution, your Fund was down slightly at -0.65% for the partial quarter. For the same period, the NASDAQ
Index was also down slightly at -0.95%, while the S&P 500 Index was up 5.0% with dividends reinvested. While the Fund is not structured as a small capitalization fund, our median stock market capitalization is $918 million, or "small cap" by the standards of the industry.
    We report the above performance as a standard of what to expect rather than as a relevant comparison, as the time period of comparison is far too short to be meaningful.
   Since this is our first report, we would like to share with you some of the business and investment principles we follow that pertain to your investment in the fund.

Business and Investment Principles

   Our goal for the Fund is to produce returns in excess of market returns.
You should know that the vast majority (about 80%) of funds fail that goal. While we can give no assurance we will achieve returns in excess of the market, a well-founded philosophy should produce long term results. You should keep in mind, though, that no investment strategy beats the market each and every year and that even the best managers can go as long as five years with sub-par results.
   While there are many paths to investment success, we believe a highly disciplined, quantitative strategy as opposed to a more intuitive, qualitative strategy has the highest probability of producing above market returns. In Greek mythology, the story is told of sailors pulled off course to shipwreck and death by the beautiful, beguiling songs of the Sirens. We think that the metaphor of Siren songs is appropriate to decisionmaking in investing, or in any complex decision process. Knowing the salient factors--the winds, the stars, the heading for your journey--is not enough; one must stay with the salient factors and not get pulled off course by the Siren songs of the trivial and insignificant. A highly quantitative strategy helps us stay focused.
   We will make use of the extensive university research indicating those areas of investing that tend to produce higher returns. You canexpect that your Fund will be oriented toward stocks which have characteristics of low price-to-earnings (P/E) ratios, low price-to-bookvalue (P/BV)ratios, and low price-to-cashflow (P/CF) ratios as well as smaller capitalization stocks. All these areas have demonstrated higher than average stock market returns, although risk may also be higher.
   We have and will continue to spend a great deal of time testing our own research in order to isolate those investment characteristics that tend to produce above average returns. Just

Value & Growth Fund Characteristics 12/29/95

VALUE & GROWTH PORTFOLIO
Avg Growth Fund
Avg Aggressive Growth Fund
Avg Small Company Fund
P/E*
12.4x
22.7x
27.6x
25.2x
P/BV
2.2x
4.4x
5.1x
4.2x

<F1>
Ratios may not be exactly comparable. Fund average ratios from latest available Morningstar as drug companies test new drugs prior to roll-out to adjust the dosages and make sure the drugsreally work, the computer allows us to try various combinations of financial factors, adjust the parameters, and make sure we are using combinations that really work.
Very few funds or managers today (that we can identify) are using quantitative strategies for stock selection which may be why very few have done better than the markets.
   The Fund is likely to be as fully invested in stocks as is practical. We think we can add value through the selection of undervalued securities, but add very little value through forecasts of the economy or the stockmarket.
Or to quote Peter Lynch, one of the great fund managers of alltime, "Nobody can predict interest rates, the future direction of the economy, or the stock market. Dismiss all such forecasts and concentrate on what's actually happening to the companies in which you've invested."
   We believe our reporting to you should tell you what we would want to know if our roles were reversed. We understand that your investment is unlikely to be an end unto itself, but rather a means to provide a college education, provide for a retirement, or for some other purpose. We will try to keep you informed so that you can meet the goals important to you.
   Your funds should be handled with the same degree of care as our own funds. In the case of the Value & Growth Portfolio, we have a substantial amount of our money in the Fund. We eat our own cooking.

                                   * * *

Commentary. We would like to share with you in this firstletter some of the research which has just been published in the Financial Analysts
Journal and which illustrates some of the principles we will use to invest your funds ("Overreaction, Underreaction, and the Low-P/E Effect", David N.
Dreman and Michael A. Berry, July/August 1995). These studies are not necessarily indicative of future performance, nor are we trying to duplicate the investment approach that produced the results depicted in the study summarized below.
   In the financial literature, there are numerous studies that demonstrate that stocks with low prices-to-earnings (low P/E's) tend to produce returns in excess of market returns, although university researchers are not unanimous in recognizing this phenomenon. Some researchers have explained the effect by offering evidence that the effect is really a "small-firm" effect rather than a low P/E effect. Others have suggested that stocks with low P/E's reflect some undiscovered risk premium, meaning that the companies produce higher returns, but do so withhigher risk.
And others have suggested that the higher returns of low P/E stocks is really the result of spurious research.
   We won't go into all the details of the reluctance ofresearchers to accept the results of low P/E investing other than to suggestthe research goes against the accepted dogma and all change takes time. When the world was known to be flat, we suspect the initial evidenceto the contrary was also deemed to be spurious research. Back then, a researcher might have gone to prison or lost his head for believing the world was round.
While the sanctions today for going against the accepted dogma are not so drastic, they are none-the-less as real.
   Unlike the university researcher, we have no dogma todefend; we're interested in what works. In our judgement, the results areconsistent and overwhelming that stocks with low P/E's tend to produceresults in excess of the market averages.
   The contribution Dreman and Berry (D&B) make to the P/E's is to answer how it works. Here is the crux of theD&B article:
   1. Stocks are priced on earnings expectations. High expectations produce high valuations (as measured by price-to-earningsratios), while low expectations produce low valuations.
   2. Most of the time and effort in the investment world isoriented to forecasting what earnings will be. Unfortunately, those forecasts have high error rates.
   3. When earnings are reported, an interestingphenomenon happens:
    -If a stock had high expectations (high P/E) and earningsexceeded expectations, its price goes up a little bit.
    -If a stock had low expectations (low P/E) and earnings exceeded expectations, its price goes up a lot.
    -If a stock had high expectations (high P/E) and earnings fell short of expectations, its price goes down a lot.
    -If a stock had low expectations (low P/E) and earnings fell short of expectations, its price goes down a little bit.
   That phenomenon can be seen in the two
charts below.
   The low P/E effect might not work if analysts were more accurate in forecasting high P/E stocks over low P/E stocks. Unfortunately for those who live by forecasts, analysts' errors are evenly distributed over Low P/E and High P/E groups.
   The D&B article really illustrates two key points of our investment philosophy: 1) why we orient the portfolio toward stocks with lower
P/E's, and 2) why we don't spend much time on forecasts.

All Positive Surprises, 1973-1993
Return (%)
Quarter 1:
Low P/E
High P/E
Market

One Year:
Low P/E
High P/E
Market

36.33
22.88
28.65


25.86
16.79
20.76

All Negative Surprises 1973-1993
Return %
Quarter 1:
Low P/E
High P/E
Market

One Year:
Low P/E
High P/E
Market
12.04
-2.3
4.76


17.21
6.94
11.85


   Our first semi-annual reporting period ends
March 31. At that time, we will send you a balance sheet and a listing of the securities in the portfolio.
   Until then, we wish each of you a healthy, happy and prosperous 1996. We will try to do our part on the prosperity.

Respectfully submitted,  Chief Investment Officer



This report is for information of the shareholders of the Value and Growth Portfolio. Its use in connection with any offering of the Fund's shares is authorized only in a case of concurrent or prior delivery of the Fund's current prospectus. Choice Investments is the Distributor of the Fund and is a member of the NASD. Call1-800-448-1844 for additional information.